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                                                                  EXHIBIT 10.5.4

           DEED OF TRUST, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT


         THIS DEED OF TRUST, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT (herein "Instrument") is made this 31st day of December, 1996, by CA SHORT COMPANY, a Delaware corporation, successor by change of name to Clyde A. Short Incorporated, a Delaware corporation, resulting constituent of a merger between Clyde A. Short Company, a North Carolina corporation, aka Clyde A. Short Company, Inc. aka Clyde A. Short Co., Inc., and the aforementioned Clyde A. Short Incorporated, whose address is 4205 East Dixon Boulevard, Shelby, North Carolina 28150 (herein "Borrower"), to L. HUNTER MEACHAM, JR., c/o Commonwealth Land Title of North Carolina, Inc., 2070 Charlotte Plaza, Charlotte, North Carolina 28244, Trustee, (herein "Trustee"), for the benefit of THE HUNTINGTON NATIONAL BANK, a national banking association, whose address is 41 South High Street, Columbus, Ohio 43215 (herein "Beneficiary" or "Lender").

         BORROWER, in consideration of the indebtedness herein recited and the trust herein created, irrevocably grants, bargains, sells, conveys and assigns to Trustee and Trustee's successors and assigns, in trust, with power of sale, the real estate described in Exhibit "A" attached hereto and incorporated herein by this reference,

         TO HAVE AND TO HOLD unto Trustee and Trustee's successors and assigns, forever, together with all buildings, improvements, structures and tenements now situated or hereafter erected on said real estate, all of Seller's right, title and interest in and to all heretofore or hereafter vacated alleys and streets abutting said real estate, all easements, rights, appurtenances, rents, royalties, mineral, oil and gas rights and profits, water,, water rights, and water stock appurtenant to said real estate, and all property of every kind and nature whatsoever, whether real, personal or mixed real and personal property, tangible and intangible, now owned or hereafter acquired by Borrower and now or hereafter located in, on, or about the real estate encumbered hereby, or used or intended to be used in connection with said real estate or intended or designated (wherever located) to be incorporated into the structures situated or to be situated on said real estate including, but not limited to, all building materials, inventory, equipment, machinery, tools, supplies, furniture, furnishings, fixtures, stoves, ranges, refrigerators, dishwashers, clothes washers, clothes dryers, trees and plants, power systems, heating, cooling and ventilating systems, sewerage and garbage disposal systems, radio, telephone, television and communication systems, electric, gas and water distribution systems, food service systems, fire prevention, alarm and security systems, laundry systems, computing and


COLLATERAL INCLUDES FIXTURES
DRAWN BY ROBERT C. KIGER

When recorded, return to:

Porter, Wright, Morris & Arthur
41 South High Street
Columbus, Ohio 43215-6194
Attention:  Robert C. Kiger
data processing systems and all hardware and software therefor, floor, wall and ceiling coverings, draperies, blinds and window treatments; and all rentals, revenues, payments, repayments, deposits, income, charges and monies derived from the use, lease, sublease rental or other disposition of said real estate and the proceeds from any insurance or condemnation award pertaining thereto; and all accounts, contract rights, general intangibles, income tax refunds, actions and rights in action, instruments and documents; and all permits, consents, approvals, licenses or authorizations of all governmental or regulatory authorities or of any persons, corporations, partnerships or other entities, used or intended to be used in connection with said real estate; all of which, including all proceeds and products thereof, and all replacements, additions and accessions therefor or thereto, shall be deemed to be and remain a part of the real estate encumbered by this Instrument. All of the foregoing, together with said real estate, are hereinafter referred to as the "Property."

         TO SECURE TO LENDER (a) the repayment of the indebtedness evidenced by Borrower's revolving note dated as of December 31, 1996 (herein the "Note") in the aggregate principal sum of Four Million Five Hundred Thousand Dollars ($4,500,000.00), with interest thereon, with the balance of the indebtedness, if not sooner paid, due and payable on the maturity date thereof, as the same may be extended from time to time, in the sole and absolute discretion of Lender, and all renewals, extensions and modifications thereof; (b) the performance of the covenants and agreements of Borrower contained in a Commercial Letter of Credit Reimbursement Agreement between Lender and Borrower dated as of December 31, 1996 (such Commercial Letter of Credit Reimbursement Agreement together with the Note are herein collectively called the "Obligation"); (c) the performance of the covenants and agreements of Borrower contained in a Loan and Security Agreement between Lender and Borrower dated as of December 31, 1996, as provided in paragraph 28 hereof; (d) the payment of all other sums with interest thereon advanced in accordance herewith to protect the security of this Instrument; and (d) the performance of the covenants and agreements of Borrower herein contained.

         Borrower covenants that Borrower is lawfully seized of the estate hereby conveyed and has the right to grant, convey and assign the Property, that the Property is unencumbered, and that Borrower will warrant and defend generally the title to the Property against all claims and demands, whatsoever.

         Borrower and Lender covenant and agree as follows:

         1. PAYMENT OF PRINCIPAL AND INTEREST. Borrower shall promptly pay when due the principal of and interest on the indebtedness evidenced by the Obligation, any prepayment premiums and late charges provided in the Obligation, and all other sums secured by this Instrument.

         2. FUNDS FOR TAXES, INSURANCE AND OTHER CHARGES. If requested in writing by Lender, Borrower shall pay to Lender on the day monthly installments of principal or interest are payable under the Note (or on another day designated in writing by Lender), until the Obligation is paid in full, a sum (herein "Funds") equal to one-twelfth of (a) the yearly water and sewer rates and taxes and assessments which may be levied on the Property, (b) the yearly premium





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installments for fire and other hazard insurance, rent loss insurance and such other insurance covering the Property as Lender may require pursuant to paragraph 5 hereof, and (c) the yearly premium installments for mortgage insurance, if any, all as reasonably estimated initially and from time to time by Lender on the basis of assessments and bills and reasonable estimates thereof. Any waiver by Lender of a requirement that Borrower pay such Funds may be revoked by Lender, in Lender's sole discretion, at any time upon notice in writing to Borrower. Lender may require Borrower to pay to Lender, in advance, such other Funds for other taxes, charges, premiums, assessments and impositions in connection with Borrower or the Property which Lender shall reasonably deem necessary to protect lender's interests (herein "Other Impositions"). Unless otherwise provided by applicable law, Lender, at Lender's option, may require Funds for Other Impositions to be paid by Borrower in a lump sum or in periodic installments.

         The Funds shall be held in an institution(s), the deposits or accounts of which are insured or guaranteed by a Federal or state agency. Lender shall apply the Funds to pay said rates, taxes, assessments, insurance premiums and Other Impositions so long as Borrower is not in breach of any covenant or agreement of Borrower in this Instrument. Lender shall make no charge for so holding and applying the Funds, analyzing said account or for verifying and compiling said assessments and bills, unless Lender pays Borrower interest, earnings or profits on the Funds and applicable law permits Lender to make such a charge. Borrower and Lender may agree in writing at the time of execution of this Instrument that interest on the Funds shall be paid to Borrower, and unless such agreement is made or applicable law requires interest, earnings or profits to be paid, Lender shall not be required to pay Borrower any interest, earnings or profits on the Funds. Lender shall give to Borrower, without charge, an annual accounting of the Funds in Lender's normal format showing credits and debits to the Funds and the purpose for which each debit to the Funds was made. The Funds are pledged as additional security for the sums secured by this Instrument and shall be subject to the right of set off.

         If the amount of the Funds held by Lender at the time of the annual accounting thereof shall exceed the amount deemed necessary by Lender to provide for the payment of water and sewer rates, taxes, assessments, insurance premiums, and Other Impositions, as they fall due, such excess shall be credited to Borrower on the next monthly installment or installments of Funds due. If at any time the amount of the Funds held by Lender shall be less than the amount deemed necessary by Lender to pay water and sewer rates, taxes, assessments, insurance premiums, rents and Other Impositions, as they fall due, Borrower shall pay to Lender any amount necessary to make up the deficiency promptly after notice from Lender to Borrower requesting payment thereof.

         Upon Borrower's breach of any covenant or agreement of Borrower in this Instrument, Lender may apply, in any amount and in any order as Lender shall determine in Lender's sole discretion, any Funds held by Lender at the time of application (a) to pay rates, taxes, assessments, insurance premiums and Other Impositions which are now or will hereafter become due, or (b) as a credit against sums secured by this Instrument. Upon payment in full of all sums secured by this Instrument, Lender shall promptly refund to Borrower any Funds held by Lender.





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         3.      APPLICATION OF PAYMENTS.  Unless applicable law provides
otherwise, all payments received by Lender from Borrower under the Obligation or this Instrument shall be applied by Lender in the following order of priority: (a) amounts payable to Lender by Borrower under paragraph 2 hereof;
(b) late charges payable pursuant to the Obligation; (c) prepayment premiums, if any, payable pursuant to the Obligation; (d) interest payable on the Obligation; (e) principal of the Obligation; (f) interest payable on advances made pursuant to paragraph 9 hereof; (g) principal of advances made pursuant to paragraph 9 hereof; and (h) any other sums secured by this Instrument in such order as Lender, at Lender's option, may determine; provided, however, that Lender may, at Lender's option, apply any sums payable pursuant to paragraph 9 hereof prior to interest on and principal of the Obligation, but such application shall not otherwise affect the order of priority of application specified in this paragraph 3.

         4. CHARGES; LIENS. Borrower shall pay all water and sewer rates, taxes, assessments, premiums, and Other Impositions attributable to the Property at Lender's option in the manner provided under paragraph 2 hereof or, if not paid in such manner, by Borrower making payment, when due, directly to the payee thereof, or in such other manner as Lender may designate in writing. Borrower shall promptly furnish to Lender all notices of amounts due under this paragraph, and in the event Borrower shall make payment directly, Borrower shall promptly furnish to Lender receipts evidencing such payments. Borrower shall promptly discharge any lien which has, or may have, priority over or equality with, the lien of this Instrument, and Borrower shall pay, when due, the claims of all persons supplying labor or materials to or in connection with the Property. Without Lender's prior written consent,, Borrower shall not allow any lien, encumbrance, or other interest in the Property inferior to the lien of this Instrument to be perfected against the Property. The provisions of this paragraph 4 are subject to the provisions of paragraph 6.1 of the Loan and Security Agreement between Lender and Borrower dated December 31, 1996.

         5. HAZARD INSURANCE. Borrower shall keep the improvements now existing or hereafter erected on the Property insured by carriers at all times satisfactory to Lender against loss by fire, hazards included within the term ,'extended coverage", rent loss, flood if required by law, and such other hazards, casualties, liabilities and contingencies as Lender shall require and in such amounts and for such periods as Lender shall require. All premiums on insurance policies shall be paid, at Lender's option, in the manner provided under paragraph 2 hereof, or by Borrower making payment, when due, directly to the carrier or in such other manner as Lender may designate in writing.

         All insurance policies and renewals thereof shall be in a form acceptable to Lender and shall include the New York Standard or other standard mortgagee clause in favor of and in form acceptable to Lender. Lender shall have the right to hold the policies, and Borrower shall promptly furnish to Lender all renewal notices and all receipts of paid premiums. At least thirty
(30) days prior to the expiration date of a policy, Borrower shall deliver to Lender a renewal policy in form satisfactory to Lender.





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

         In the event of loss, Borrower shall give immediate written notice to the insurance carrier and to Lender. Borrower hereby authorizes and empowers Lender as attorney-in-fact for Borrower to make proof of loss, to adjust and compromise any claim under insurance policies, to appear in and prosecute any action arising from such insurance policies, to collect and receive insurance proceeds, and to deduct therefrom Lender's expenses incurred in the collection of such proceeds; provided, however, that nothing contained in this paragraph shall require Lender to incur any expense or take any action hereunder. Borrower further authorizes Lender, at Lender's option, (a) to hold the balance of such proceeds to be used to reimburse Borrower for the cost of restoration or repair. of the Property or (b) to apply the balance of such proceeds to the payment of the sums secured by this Instrument, whether or not then due, in the order of application set forth in paragraph 3 hereof.

         If the insurance proceeds are held by Lender to reimburse Borrower for the cost of restoration and repair of the Property, the Property shall be restored to the equivalent of its original condition or such other condition as Lender may approve in writing Lender may, at Lender's option, condition disbursement of said proceeds on Lender's approval of such plans and specifications of an architect satisfactory to Lender, contractor's cost estimates, architect's certificates, waivers of liens, sworn statements of mechanics and materialmen and such other evidence of costs, percentage completion of construction, application of payments, and satisfaction of liens as Lender may require. If the insurance proceeds are applied to the payment of the sums secured by this Instrument, any such application of proceeds to principal shall not extend or postpone the due dates of the monthly installments referred to in paragraphs 1 and 2 hereof or change the amounts of such installments. If the Property is sold pursuant to paragraph 26 hereof or if Lender acquires title to the Property, Lender shall have all of the right, title and interest of Borrower in and to any insurance policies and unearned premiums thereon and in and to the proceeds resulting from any damage to the Property prior to such sale or acquisition.

         6. PRESERVATION AND MAINTENANCE OF PROPERTY. Borrower (a) shall not commit waste or permit impairment or deterioration of the Property, (b) shall not abandon the Property, (c) shall restore or repair promptly and in a good and workmanlike manner all or any part of the Property to the equivalent of its original condition, or such other condition as Lender may approve in writing, in the event of any damage, injury or loss thereto, whether or not insurance proceeds are available to cover in whole or in part the costs of such restoration or repair, (d) shall keep the Property, including improvements, fixtures, equipment, machinery and appliances thereon in good repair and shall replace fixtures, equipment, machinery and appliances on the Property when necessary to keep such items in good repair, (e) shall comply with all laws, ordinances, regulations and requirements of any governmental body applicable to the Property, (f) shall generally operate and maintain the Property in a manner to insure maximum income, and (g) shall give notice in writing to Lender of and, unless otherwise directed in writing by Lender, appear in and defend any action or proceeding purporting to affect the Property, the security of this Instrument or the rights or powers of Lender. Without Lender's prior written consent, neither Borrower nor any tenant or other person shall remove, demolish or alter or construct additions to any improvement now existing or hereafter erected on the Property or any fixture, equipment, machinery or appliance in or on the





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Property except when incident to the replacement of fixtures, equipment, machinery and appliances with items of like kind.

         7. HAZARDOUS SUBSTANCES. Borrower (a) has no actual knowledge of the permanent placement, burial or disposal of any Hazardous Substances (as hereinafter defined) on the Property, of any spills, releases, discharges, leaks, or disposal of Hazardous Substances that have occurred or are presently occurring on, under, or onto the Property, or of any spills, releases, discharges, leaks or disposal of Hazardous Substances that have occurred or are occurring off of the Property as a result of Borrower's improvement, operation, or use of the Property which would result in non-compliance with any of the Environmental Laws (as hereinafter defined); (b) is and has been in compliance with all applicable Environmental Laws; (c) knows of no pending or threatened environmental civil, criminal or administrative proceedings against Borrower relating to Hazardous Substances; (d) knows of no facts or circumstances that would give rise to any future civil, criminal or administrative proceeding against Borrower relating to Hazardous Substances; and (e) will not permit any of its employees, agents, contractors, subcontractors, or any other person occupying or present on the Property to generate, manufacture, store, dispose or release on, about or under the Property any Hazardous Substances which would result in the Property not complying with the Environmental Laws.

         As used herein, "Hazardous Substances" shall mean and include all hazardous and toxic substances, wastes, materials, compounds, pollutants and contaminants (including, without limitation, asbestos, polychlorinated biphenyls, and petroleum products) which are included under or regulated by the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. Section 9601, et seq., the Toxic Substances Control Act, 15 U.S.C. Section 2601, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., the Water Quality Act of 1987, 33 U.S.C. Section 1251, et seq., and the Clean Air Act, 42 U.S.C. Section 7401, et seq., and any state or local statute ordinance, law, code, rule, regulation or order regulating or imposing liability (including strict liability) or standards of conduct regarding Hazardous Substances (hereinafter the "Environmental Laws"), but does not include such substances as are permanently incorporated into a structure or any part thereof in such a way as to preclude their subsequent release into the environment, or the permanent or temporary storage or disposal of household hazardous substances by tenants, and which are thereby exempt from or do not give rise to any violation of the aforementioned Environmental Laws.

         Further, Borrower hereby indemnifies Lender and holds Lender harmless from and against any loss, damage, cost, expense or liability (including strict liability) directly or indirectly arising out of or attributable to the generation, storage, release, threatened release, discharge, disposal or presence (whether prior to or during the term of the loan secured by this Instrument) of Hazardous Substances on, under or about the Property (whether by Borrower or any employees, agents, contractor or subcontractors of Borrower or any predecessor in title or any third persons occupying or present on the Property), or the breach of any of the representations and warranties regarding the Property, including, without limitation: (a) those damages or expenses arising under the Environmental Laws; (b) the costs of any required or necessary repair, cleanup or detoxification of





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the Property, including the soil and ground water thereof, and the preparation and implementation of any closure, remedial or other required plans; (c) damage to any natural resources; and (d) all reasonable costs and expenses incurred by Lender in connection with clauses (a), (b) and (c) including, but not limited to reasonable attorneys' fees.

         The indemnification provided for herein shall not apply to any losses, liabilities, damages, injuries, expenses or costs which: (i) arise from the gross negligence or willful misconduct of Lender, or (ii) relate to Hazardous Substances placed or disposed of on the Property after Lender acquires title to the Property through foreclosure or otherwise.

         8. USE OF PROPERTY. Unless required by applicable law or unless Lender has otherwise agreed in writing, Borrower shall not allow changes in the use for which all or any part of the Property was intended at the time this Instrument was executed. Borrower shall not initiate or acquiesce in a change in the zoning classification of the Property without Lender's prior written consent.

         9. PROTECTION OF LENDER'S SECURITY. If Borrower fails to perform the covenants and agreements contained in this Instrument, or if any action or proceeding is commenced which affects the Property or title thereto or the interest of Lender therein, including, but not limited to, eminent domain, insolvency, code enforcement, or arrangements or proceedings involving a bankrupt or decedent, then Lender at Lender's option may, after consultation with Borrower, make such appearances, disburse such sums and take such action as Lender deems necessary, in its sole discretion, to protect Lender's interest, including, but not limited to, (a) disbursement of attorney's fees,
(b) entry upon the Property to make repairs, and (c) procurement of satisfactory insurance as provided in paragraph 5 hereof.

         Any amounts disbursed by Lender pursuant to this paragraph, with interest thereon, shall become additional indebtedness of Borrower secured by this Instrument. Unless Borrower and Lender agree to other terms of payment, such amounts shall, after notice to Borrower, be immediately due and payable and shall bear interest from the date of disbursement at the highest rate stated in the Obligation unless collection from Borrower of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Borrower under applicable law. Borrower hereby covenants and agrees that Lender shall be subrogated to the lien of any mortgage or other lien discharged, in whole or in part, by the indebtedness secured hereby. Nothing contained in this paragraph shall require Lender to incur any expense or take any action hereunder.

         10. INSPECTION. Lender may make or cause to be made reasonable entries upon and inspections of the Property.

         11. BOOKS AND RECORDS. Borrower shall keep and maintain at all times complete and accurate books of accounts and records adequate to reflect correctly the results of the operation of the Property and copies of all written contracts, leases and other instruments which affect the





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Property.  Such books, records, contracts, leases and other instruments shall be subject to examination and inspection. at any reasonable time by Lender. Upon Lender's request, Borrower shall furnish to Lender, within 120 days after the end of each fiscal year of Borrower, a balance sheet and a statement of income and expenses of the Property, both in reasonable detail and certified by Borrower and, if Lender shall require, by an independent certified public accountant. At the request of Lender, Borrower shall furnish, together with the foregoing financial statements and at any other time upon Lender's request, a rent schedule for the Property, certified by Borrower, showing the name of each tenant and for each tenant, the space occupied, the lease expiration date, the rent payable and the rent paid.

         12. CONDEMNATION. Borrower shall promptly notify Lender of any action or proceeding relating to any condemnation or other taking, whether direct or indirect, of the Property, or part thereof, and Borrower shall appear in and prosecute any such action or proceedings unless otherwise directed by Lender in writing. Borrower authorizes Lender, after consultation with Borrower, at Lender's option, as attorney-in-fact for Borrower to commence, appear in and prosecute, in Lender's or Borrower's name any action or proceeding relating to any condemnation or other taking of the Property, whether direct or indirect, and to settle or compromise any claim in connection with such condemnation or other taking. The proceeds of any award, payment or claim for damages, direct or consequential, in connection with any condemnation or other taking, whether direct or indirect, of the Property, or part thereof, or for conveyances in lieu of condemnation, are hereby assigned to and shall be paid to Lender.

         Borrower authorizes Lender to apply such awards, payments, proceeds or damages, after the deduction of Lender's expenses incurred in the collection of such amounts, at Lender's option, to restoration or repair of the Property or to payment of the sums secured by this Instrument, whether or not then due, in the order of application set forth in paragraph 3 hereof, with the balance, if any, to Borrower. Unless Borrower and Lender otherwise agree in writing, any application of proceeds to principal shall not extend or postpone the due date of the monthly installments referred to in paragraphs 1 and 2 hereof or charge the amount of such installments. Borrower agrees to execute such further evidence of assignment of any awards, proceeds, damages or claims arising in connection with such condemnation or taking as Lender may require.

         13. BORROWER AND LIEN NOT RELEASED. From time to time, Lender may, at Lender's option, without giving notice to or obtaining the consent of Borrower, Borrower's successors or assigns or of any junior lienholder or guarantors, without liability on Lender's part and notwithstanding Borrower's breach of any covenant or agreement of Borrower in this Instrument, extend the time for payment of said indebtedness or any part thereof, reduce the payments thereon, release anyone liable on any of said indebtedness, accept a renewal note or notes therefor, modify the terms and time of payment of said indebtedness, release from the lien of this Instrument any part of the Property, take or release other or additional security, reconvey any part of the Property, consent to any map or plan of the Property, consent to the granting of any easement, join in any extension or subordination agreement, agree in writing with Borrower to modify the rate of interest or period of amortization of the Obligation, or change the amount of the monthly installments





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payable thereunder.  Any actions taken by Lender pursuant to the terms of this paragraph shall not affect the obligation of Borrower or Borrower's successors or assigns to pay the sums secured by this Instrument and to observe the covenants of Borrower contained herein, shall not affect contingent obligations of any person, corporation, partnership or other entity for payment of the indebtedness secured hereby, and shall not affect the lien or priority of lien hereof on the Property. Borrower shall pay Lender a reasonable service charge, together with such title insurance premiums and reasonable attorney's fees as may be incurred at Lender's option for any such action if taken at Borrower's request.

         14. FORBEARANCE BY LENDER NOT A WAIVER. Any forbearance by Lender in exercising any right or remedy hereunder, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any right or remedy. The acceptance by, Lender of payment of any sum secured by this Instrument after the due date of such payment shall not be a waiver of Lender's right to either require prompt payment when due of all other sums so secured or to declare a default for failure to make prompt payment. The procurement of insurance or the payment of taxes or other liens or charges by Lender shall not be a waiver of Lender's right to accelerate the maturity of the indebtedness secured by this Instrument. Lender's receipt of any awards, proceeds or damages under paragraphs 5 and 12 hereof shall not operate to cure or waive Borrower's default in payment of sums secured by this Instrument.

         15. ESTOPPEL CERTIFICATE. Borrower shall, within ten days of a written request from Lender, furnish Lender with a written statement, duly acknowledged, setting forth the sums secured by this Instrument and any right of set-off, counterclaim or other defense which exists against such sums and the obligations of this Instrument.

         16. UNIFORM COMMERCIAL CODE SECURITY AGREEMENT. In addition to being a Deed of Trust and Assignment of Rents, this Instrument is intended to be a security agreement pursuant to the Uniform Commercial Code for any of the items specified above as part of the Property which, under applicable law, may be subject to a security interest pursuant to the Uniform Commercial Code, and Borrower hereby grants to Lender a security interest in said items. Borrower agrees that Lender may file this Instrument in any personal property or real estate records or other appropriate index as a financing statement for any of the items specified above as part of the Property. A carbon, photographic or other reproduction of this Instrument or of a financing statement shall be sufficient as a financing statement. In addition, Borrower agrees to execute and to deliver to Lender, upon Lender's request, any financing statements, as well as extensions, renewals and amendments thereof, and reproductions of this Instrument, in such form as Lender may require to perfect its security interest with respect to said items, and Borrower authorizes Lender, to the extent permitted by any applicable law, to execute and to file financing statements relating to said security interest without the signature of Borrower. Borrower shall pay all costs of filing such financing statements and any extensions, renewals, amendments and releases thereof, and shall pay all reasonable costs and expenses of any searches of financing statement records that Lender may reasonably require. Without the prior written consent of Lender, Borrower shall not create, permit or suffer to exist, and shall take such action as is necessary to remove, any claim to or interest in or





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lien or encumbrance upon said items, including replacements and additions thereto, and shall defend the right, title and interest of Lender in and to said items against all claims and demands of all persons and entities at any time claiming the same or any interest therein. Upon Borrower's breach of any covenant or agreement of Borrower contained in this Instrument or in any other document, instrument or agreement executed by Borrower in connection herewith, including the covenant to pay when due all sums secured by this Instrument, Lender shall have the rights and remedies of a secured party under the Uniform Commercial Code and, at Lender's option, Lender may also invoke the remedies provided in paragraph 26 of this Instrument as to such items. In exercising any of said remedies, Lender may proceed against the items of real property and any items of personal property specified above as part of the Property separately or together and in any order whatsoever, without in any way affecting the availability of Lender's remedies under the Uniform Commercial Code or of the remedies provided in paragraph 26 of this Instrument.

         17. LEASES OF THE PROPERTY. Borrower shall comply with and observe Borrower's obligations as landlord under all leases of the Property or any part thereof. Borrower, at Lender's request, shall furnish Lender with executed copies of all leases now existing or hereafter made of all or any part of the Property, and all leases now or hereafter entered into will be in form and substance subject to the approval of Lender. Unless otherwise directed by Lender, all leases of the Property shall specifically provide that such leases are subordinate to this Instrument; that the tenant attorns to Lender, such attornment to be effective upon Lender's acquisition of title to the Property; that the tenant agrees to execute such further evidences of attornment as Lender may from time to time request; that the attornment of the tenant shall not be terminated by foreclosure; and that Lender may, at Lender's option, accept or reject such attornments. Borrower shall not without Lender's written consent, execute, modify, surrender or terminate either orally or in writing, any lease now existing or hereafter made of all or any part of the Property providing for a term of three years or more, permit an assignment or sublease of such a lease without Lender's written consent, or request or consent to the subordination of any lease of all or any part of the Property to any lien subordinate to this Instrument. If Borrower becomes aware that any tenant proposes to do, or is doing, any act or thing which may give rise to any right of set-off against rent, Borrower shall (a) take such steps as shall be reasonably calculated to prevent the accrual of any right to a set-off against rent, (b) notify Lender thereof and of the amount of said set-offs, and (c) within ten days after such accrual, reimburse the tenant who shall have acquired such right to 'set-off or take such other steps as shall effectively discharge such set-off and as shall assure that rents thereafter due shall continue to be payable without set-off or deduction.

         Borrower hereby assigns to Lender all leases now existing or hereafter made of all or any part of the Property and all security deposits made by tenants in connection with such leases of the Property. Lender shall have all of the rights and powers possessed by Borrower prior to such assignment; provided, however, Lender shall have no liability as Lessor under the leases until Lender takes possession of the Property. Lender shall have the right, but not the obligation, to modify, extend or terminate such existing leases and to execute new leases, in Lender's sole discretion.

         18. REMEDIES CUMULATIVE. Each remedy provided in this Instrument is distinct and cumulative to all other rights or remedies under this Instrument or afforded by law or equity, and may be exercised concurrently, independently, or successively, in any order whatsoever. No waiver or release by lender or any of its rights or remedies hereunder, or otherwise, shall be considered a waiver or release of any other or subsequent right or remedy of Lender; no delay or omission in the exercise or enforcement by Lender of any rights or remedies shall ever be construed as a waiver of any right or remedy of Lender; and no exercise or enforcement of any such rights or remedies shall ever be held to exhaust any right or remedy of Lender.

         19. ACCELERATION IN CASE OF BORROWER'S INSOLVENCY. If Borrower shall voluntarily file a petition under the Federal Bankruptcy Code, as such Code may from time to time be amended, or under any similar or successor Federal Statute relating to bankruptcy, insolvency, arrangements or reorganizations, or under any state bankruptcy or insolvency act, or file an answer in an involuntary proceeding admitting insolvency or failure to pay debts as they come due, or if Borrower shall fail within sixty (60) days to obtain a vacation, stay or dismissal of involuntary proceedings brought for the reorganization dissolution or liquidation of Borrower, or if an order for relief under the Federal Bankruptcy Code shall be entered against the Borrower, or if a trustee, receiver or custodian shall be appointed for Borrower or Borrower's property, or if the Property shall become subject to the jurisdiction of a Federal bankruptcy court or similar state court, or if Borrower shall make an assignment for the benefit of Borrower's creditors, or if there is an attachment, execution or other judicial seizure of any portion of Borrower's assets and such seizure is not discharged within sixty (60) days, then Lender may, at Lender's option, declare all of the sums secured by this Instrument to be immediately due and payable without prior notice to Borrower, and Lender may invoke any remedies permitted by paragraph 26 of this Instrument. Any reasonable attorney's fees and other expenses incurred by Lender in connection with Borrower's bankruptcy or any of the other aforesaid events shall be additional indebtedness of Borrower secured by this Instrument pursuant to paragraph 9 hereof.

         20. TRANSFERS OF THE PROPERTY OR BENEFICIAL INTERESTS IN BORROWER. On sale, encumbrance or transfer of (a) all or any part of the Property, or any legal or equitable interest therein, or (b) any beneficial interests in Borrower, Lender may at Lender's option, declare all of the sums secured by this Instrument to be immediately due and payable, and Lender may invoke any remedies permitted by paragraph 26 of this Instrument.

         21. NOTICE. Except for any notice required under applicable law to be given in another manner, (a) any notice to Borrower provided for in this Instrument or in the Obligation shall be given by mailing such notice by certified mail addressed to Borrower at Borrower's address as shown on Lender's records or at such other address as Borrower may designate by notice to Lender as provided herein, and (b) any notice to Lender shall be given by certified mail, return receipt requested, to Lender's principal place of business or to such other address as Lender may designate by notice to Borrower as provided herein. Any notice provided for in this Instrument or in the Obligation shall be deemed to have been given to Borrower or Lender when given in the manner designated herein.

         22. SUCCESSORS AND ASSIGNS BOUND; JOINT AND SEVERAL LIABILITY; AGENTS; CAPTIONS. The covenants and agreements herein contained shall bind, and the rights hereunder shall inure to, the respective successors and assigns of Lender and Borrower, subject to the provisions of paragraph 20 hereof. In exercising any rights hereunder or taking any actions provided for herein, Lender may act through its employees, agents or independent contractors as authorized by Lender. The captions and headings of the paragraphs of this Instrument are for convenience only and are not to be used to interpret or define the provisions hereof.

         23. GOVERNING LAW; SEVERABILITY. The real property covenants and the enforcement provisions of this Instrument shall be governed by the law of the jurisdiction in which the Property is located. All other provisions contained herein, or in the Obligation or Loan and Security Agreement and all other documents executed in connection therewith shall be governed by the laws of the State of Ohio. The foregoing sentences shall not limit the applicability of federal law to this Instrument. In the event that any provision of this Instrument or the Obligation conflicts with applicable law, such conflict shall not affect other provisions of this Instrument or the Obligation which can be given effect without the conflicting provisions, and to this end the provisions of this Instrument and the Obligation are declared to be severable. In the event that any applicable law limiting the amount of interest, attorney's fees, or other charge permitted to be collected from Borrower is interpreted so that any charge provided for in this Instrument or in the Obligation, whether considered separately or together with other charges levied in connection with this Instrument and the Obligation, violates such law, and Borrower is entitled to the benefit of such law, such charge is hereby reduced to the extent necessary to eliminate such violation. The amounts, if any, previously paid to Lender in excess of the amounts payable to Lender pursuant to such charges as reduced shall be applied by Lender to reduce the principal of the indebtedness evidenced by the Obligation. For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower has been violated, all indebtedness which is secured by this Instrument or evidenced by the Obligation and which constitutes interest, as well as all other charges levied in connection with such indebtedness which constitute interest, shall be deemed to be uniformly allocated and spread over the stated term of the Obligation.

         24. WAIVER OF STATUTE OF LIMITATIONS. Borrower hereby waives the right to assert any statute of limitations as a bar to the enforcement of the lien of this Instrument or to any action brought to enforce the Obligation or any other obligation secured by this Instrument.

         25. WAIVER OF MARSHALLING. Notwithstanding the existence of any other security interests in the Property held by Lender or by any other party, Lender shall have the right to determine the order in which any or all of the Property shall be subjected to the remedies provided herein. Lender shall have the right to determine the order in which any or all portions of the indebtedness secured hereby are satisfied from the proceeds realized upon the exercise of the remedies provided herein. Borrower, any party who consents to this Instrument, and any party who now or hereafter acquires a security interest in the Property and who has actual or constructive notice hereof hereby, waives any and all right to require the marshalling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein.

         26. ACCELERATION; REMEDIES. Upon Borrower's breach of any covenant or agreement of Borrower in this Instrument, including, but not limited to, the covenants to pay when due any sums secured by this Instrument, Lender at Lender's option may declare all of the sums secured by this Instrument to be immediately due and payable without further demand, and may invoke the power of sale and any other remedies permitted by applicable law or provided herein. Lender shall be entitled to collect all costs and expenses incurred in pursuing such remedies, including, but not limited to, costs of documentary evidence, abstracts and title reports, all of which shall be additional sums secured by this Instrument.

                 If Lender invokes the power of sale and if it is determined in a hearing held in accordance with applicable law that Trustee can proceed to sale, Trustee shall take such action regarding notice of sale and shall give such additional notices to Borrower and to other persons as North Carolina law may require. After the lapse of such time as may be required by applicable law and after the publication of the notice of sale, Trustee shall sell the Property according to the laws of North Carolina. Trustee may sell the Property at the time and place and under the terms designated in the notice of sale in one or more parcels and in such order as Trustee may determine.
Trustee may postpone sale of all or any parcel of the Property by public announcement at the time and place of any previously scheduled sale. Lender or Lender's designee may purchase the Property at any sale.

                 Trustee shall deliver to the purchaser a Trustee's deed conveying the Property so sold without any covenant or warranty, expressed or implied. The recitals in the Trustee's deed shall be prima facie evidence of the truth of the statements made therein. Trustee shall apply the proceeds of the sale in the following order: (a) to all costs and expenses of the sale, including, but not limited to, reasonable Trustee's fees and costs of title evidence; (b) to all sums secured by this Instrument in such order as Lender in Lender's sole discretion, directs; and (c) the excess, if any, to the person or persons legally entitled thereto.

         27. ASSIGNMENT OF RENTS; APPOINTMENT OF RECEIVER; LENDER IN POSSESSION. As part of the consideration for the indebtedness evidenced by the Obligation, Borrower hereby absolutely and unconditionally assigns and transfers to Lender all the rents and, revenues, including all security deposits, of the Property, including those now due, past due, or to become due by virtue of any lease or other agreement for the occupancy or use of all or any part of the Property, regardless of to whom the rents and revenues of the Property are payable. Borrower hereby authorizes Lender or Lender's agents to collect the aforesaid rents and revenues and hereby directs each tenant of the Property to pay such rents to Lender or Lender's agents; provided, however, that prior to written notice given by Lender to Borrower of the breach by Borrower of any covenant or agreement of Borrower in this Instrument, Borrower shall collect and receive all rents and revenues of the Property as trustee for the benefit of Lender and Borrower, to apply the rents and revenues so collected to the sums secured by this Instrument in the order provided in paragraph 3 hereof with the balance, so long as no such breach has occurred, to the account of Borrower, it being intended by Borrower and Lender that this assignment of rents constitutes an absolute assignment and not an assignment for additional security only. Upon delivery of written notice by Lender to

Borrower of the breach by Borrower of any covenant or agreement of Borrower in this Instrument, and without the necessity of Lender entering upon and taking and maintaining full control of the Property in person, by agent or by a court-appointed receiver, Lender shall immediately be entitled to possession of all rents and revenues of the Property as specified in this paragraph as the same become due and payable, including but not limited to rents then due and unpaid, and all such rents shall immediately upon delivery of such notice be held by Borrower as trustee for the benefit of Lender only; provided, however, that the written notice by Lender to Borrower of the breach by Borrower shall contain a statement that Lender exercises its rights to such rents. Borrower agrees that commencing upon delivery of such written notice of Borrower's breach by Lender to Borrower, each tenant of the Property shall make such rents payable to and pay such rents to Lender or Lender's agents on Lender's written demand to each tenant therefor, delivered to each tenant personally, by mail or delivering such demand to each rental unit, without any liability on the part of said tenant to inquire further as to 'the existence of a default by Borrower.

         Borrower hereby covenants that Borrower has not executed any prior assignment of said rents, that Borrower has not performed, and will not perform, any acts or has not executed, and will not execute, any instrument which would prevent Lender from exercising its rights under this paragraph, and that at the time of execution of this Instrument there has been no anticipation or prepayment of any of the rents of the Property for more than two months prior to the due dates of such rents. Borrower covenants that Borrower will not hereafter collect or accept payment of any rents of the Property more than two months prior to the due dates of such rents. Borrower further covenants that Borrower will execute and deliver to Lender such further assignments of rents and revenues of the Property as Lender may from time to time request.

         Upon Borrower's breach of any covenant or agreement of Borrower in this Instrument, Lender may in person, by agent or by a court-appointed receiver, regardless of the adequacy of Lender's security, enter upon and take and maintain full control of the Property in order to perform all acts necessary and appropriate for the operation and maintenance thereof including, but not limited to, the execution, cancellation or modification of leases, the collection of all rents and revenues of the Property, the making of repairs to the Property and the execution or termination of contracts providing for the management or maintenance of the Property, all on such terms as are deemed best to protect the security of this Instrument. In the event Lender elects to seek the appointment of a receiver for the Property upon Borrower's breach of any covenant or agreement of Borrower in this Instrument, Borrower hereby expressly consents to the appointment of such receiver. Lender or the receiver shall be entitled to receive a reasonable fee for so managing the Property.

         All rents and revenues collected subsequent to delivery of written notice by Lender to Borrower of the breach by Borrower of any covenant or agreement of Borrower in this Instrument shall be applied first to the costs, if any, of taking control of and managing the Property and collecting the rents, including, but not limited to, reasonable attorney's fees, receiver's fees, premiums on receiver's bonds, costs of repairs to the Property, premiums on insurance policies, taxes, assessments and other charges on the Property, and the costs of discharging any obligation or liability of Borrower as lessor or landlord of the Property and then to the sums secured by this Instrument. Lender or the receiver shall have access to the books and records used in the operation and maintenance of the Property and shall be liable to account only for those rents actually received. Lender shall not be liable to Borrower, anyone claiming under or through Borrower or anyone having an interest in the Property by reason of anything done or left undone by Lender under this paragraph.

         If the rents of the Property are not sufficient to meet the costs, if any, of taking control of and managing the Property and collecting the rents, any funds expended by Lender for such purposes shall become indebtedness of Borrower to Lender secured by this Instrument pursuant to paragraph 9 hereof. Unless Lender and Borrower agree in writing to other terms of payment, such amounts shall be payable upon notice from Lender to Borrower requesting payment thereof and shall bear interest from the date of disbursement at the rate stated in the Obligation.

         Any entering upon and taking and maintaining of control of the Property by Lender or the receiver and any application of rents as provided herein shall not cure or waive any default hereunder or invalidate any other right or remedy of Lender under applicable law or as provided herein. This assignment of rents shall terminate at such time as this Instrument ceases to secure indebtedness held by Lender.

         28. LOAN PROVISIONS. Borrower agrees to comply with the covenants and conditions of the Loan and Security Agreement which is hereby incorporated by reference in and made a part of this Instrument. All advances made by Lender pursuant to the Loan and Security Agreement shall be indebtedness of Borrower secured by this Instrument. All such sums shall bear interest from the date of disbursement at the rate stated in the Obligation, and shall be payable upon notice from Lender to Borrower requesting payment therefor.

         From time to time as Lender deems necessary to protect Lender's interests, Borrower shall, upon request of Lender, execute and deliver to Lender, in such form as Lender shall direct, assignments of any and all rights or claims which relate to the construction of the Property and which Borrower may have against any party supplying or who has supplied labor, materials or services in connection with construction of the Property. In case of breach by Borrower of the covenants and conditions of the Loan and Security Agreement, Lender, at Lender's option, with or without entry upon the Property, (a) may invoke any of the rights or remedies provided in the Loan and Security Agreement, (b) may accelerate the sums secured by this Instrument and invoke those remedies provided in paragraph 26 hereof, or (c) may do both.

         29. RELEASE. Upon payment of all sums secured by this Instrument, Lender or Trustee shall cancel this Instrument. Borrower shall pay the reasonable costs incurred in cancelling this Instrument. If Trustee is requested to cancel this Instrument, all notes evidencing indebtedness secured by this Instrument shall be surrendered to Trustee.

         30. SUBSTITUTE TRUSTEE. Lender, at Lender's option, may from time to time remove Trustee and appoint a successor trustee to any Trustee appointed hereunder by an instrument recorded in the city or county in which this Instrument is recorded. Without conveyance of the Property, the successor trustee shall succeed to all the title, power and duties conferred upon the Trustee herein and by applicable law.

         31. FUTURE ADVANCES. It is the intention of the parties hereto that this Instrument is made and executed to comply with the provisions of N.C.G.S. Section 45-67 et seq. and shall secure any and all present and future obligations which Borrower may now or hereafter owe to Lender (but in no event incurred more than fifteen (15) years after the date hereof), including, without limitation, any future loans, advances, and readvances on a revolving basis which may be made from time to time by Lender to Borrower pursuant to the Loan and Security Agreement, and any and all amendments or modifications thereto which may hereafter be entered into from time to time between Borrower and Lender or any other instrument, document or agreement referred to or contemplated thereby. Although the amount, including present and future obligations, which Lender will lend to Borrower may decrease or increase from time to time, it is understood and agreed by the parties hereto that all such future loans, advances and readvances shall be secured to the same extent as the original obligations hereunder, up to a maximum aggregate amount of principal indebtedness outstanding at any one time or Four Million Five Hundred Thousand and 00/100 Dollars ($4,500,000.00), plus interest, costs and advances made by Lender to protect or preserve the Property or for taxes or insurance premiums as provided in this Instrument. The principal amount of present obligations of Borrower to Lender secured hereby is the sum of Three Million Five Hundred Thirty Thousand Six Hundred Thirty-Eight and 27/100 Dollars ($3,530,638.27) as of the date hereof. Pursuant to N.C.G.S. Section 45-68(2), Borrower and Lender agree that at the time each obligation is incurred it shall not be necessary for each obligation to be evidenced by any written instrument or notation signed by Borrower and stipulating that such obligation is secured by this Instrument.

         32. PRIORITY OF LIEN. This Instrument shall remain in full force and effect notwithstanding any extension or extensions of the maturity or other reamortization of the obligations which this Instrument secures and notwithstanding the fact that such extensions and reamortizations may be evidenced by a note or notes signed and dated after the date of this Instrument.

         IN WITNESS WHEREOF, Borrower has caused this Instrument to. be executed by its representatives thereunto duly authorized.

Attest:                                 CA SHORT COMPANY


By: /s/ Jean P. Davis                   By: /s/ S. Robert Davis
   ---------------------------             -------------------------------------
Its: Asst.           Secretary          Its:  Chairman
    -----------------                       ------------------------------------
                                            Chairman

                                                                [CORPORATE SEAL]

STATE OF Ohio,
COUNTY OF Franklin, SS:

         I, a Notary Public of the County and state aforesaid, certify that Jean P. Davis, personally appeared before me this day and acknowledged that she is Asst. Secretary of the CA Short Company, a Delaware corporation, and that by authority duly given and as an act of the corporation, the foregoing instrument was signed in its name by its Chairman, scaled with its corporate seal and attested by Jean P. Davis as its Asst. Secretary.

         Witness my hand and official stamp or seal, this 31st day of December, 1996.



                                          /s/ Susan E. Portwood
                                        ----------------------------------------
                                        Notary Public


                                        [SEAL]

                                  EXHIBIT "A"

TRACT I


Being all of that tract containing 16.35 acres, more or less, lying in Number 6 Township, Cleveland County, North Carolina; bounded by natural boundaries and/or lands now or formerly owned by and/or in possession of persons as follows: on the South by the-Right-of-way of U.S. Highway 74, on the West by the lands of Joseph M. Wright and Phillip R. Rucker, on the North by other lands of Phillip R. Rucker, on the East by Copeland Corporation; said tract located approximately 1400 feet East of the intersection of the U.S. Highway 74 and business 74; and being more particularly described by courses based on grid North and distances at the surface according to a survey dated 20 February 1990, by Clyde Fespperman, RLS No. L-934.

Commencing at N.C.G.S. Station "NO" with North American Datum of 1983 State Plane coordinates of N=559,233.6485, and E=1,264,603.055 and runs N 67 degrees 49 minutes 48 seconds W 2870.201 feet to an existing iron pin in the northern edge of the right-of-way of U.S. Highway 74 and the Southwestern corner of that tract of land described in that deed to Copeland Corporation recorded in Deed Book 17 D at page 713, the beginning corner of the within described 16.35-acre tract; thence with the right-of-way of U.S. Highway 74 N 69 degrees 21 minutes 06 seconds W 591.06 feet to an existing iron pin located in the edge of said right-of-way and the Southeastern corner of the tract of land described in that deed to Joseph M. Wright recorded in Deed Book 16 B at page 806, and runs thence with the East line of Wright N 29 degrees 02 minutes 09 seconds E 572.27 feet to an existing iron pipe the Southeastern corner of that tract of land described in that Deed to Philip R. Rucker recorded in Deed Book 13 W at page 304 and
Book 14C at page 296; thence with the same course and Rucker's Eastern line N
29 degrees 02 minutes 09 seconds E 125.00 feet for a total distance of 697.27 feet to an iron pipe set in the center of the branch; thence with the lines of Phillip R. Rucker the following three calls: (1) N 72 degrees 42 minutes 48 seconds E 338.29 feet to a point in the center of the branch, said point being located S 03 degrees 53 minutes 50 seconds W 10.00 feet from a marked poplar on the North bank of the branch, (2) N 28 degrees 46 minutes 40 seconds E 625.96 feet to an existing iron pin, (3) S 41 degrees 39 minutes 20 seconds E 386.60 feet to an existing iron pin, the Northwestern corner of the Copeland Corporation; thence with lines of Copeland Corporation the following three calls: (1) S 28 degrees 39 minutes 00 seconds W 1128.72 feet to an existing iron pin, (2) N 61 degrees 21 minutes 00 seconds W 20.00 feet to a point, (3)
S 28 degrees 39 minutes 24 seconds W 225.01 feet to the beginning existing iron pin.

                                   EXHIBIT A

TRACT NO. 2

Parcel No. 1:

Located in Number Four Township, in the City of Kings Mountain, North Carolina, on the Southwest side of U.S. Highway No. 74, on the North Side of Phenix Street, on the East side of Baker Street, the Southeast side of Myers Street, lying on both sides of the Norfolk Southern Railroad, being shown as Lots No. 14 and 15 and an unnumbered tract on a map entitled "PROPERTY OF BURLINGTON MILLS CORPORATION," recorded in Plat Book 5 at page 46 in the Cleveland County Public Registry and being described by metes and bounds as follows:

BEGINNING at an iron pin set at the Easternmost corner of Lot No. 9 as shown in Book of Plats 5 at page 46 in the Cleveland County Registry, said pin being N 60-02-31 W 177.47 feet from the centerline of the Norfolk Southern Railroad; thence, with the Eastern line of Lots Nos. 9-13 as shown in Plat Book 5 at Page 46, S 33-36-29 W (passing an existing iron at 7,802 feet) a total distance of
309.91 feet to an existing iron located at the Southernmost corner of Lot No. 13; thence, with the Southern line of Lot No. 13, N 56-23-41 W 143.75 feet to an iron set in the Eastern edge of Myers Street; thence, with the Eastern edge of Myers Street, S 33-36-29 W 177.00 feet to an iron set in the North edge of Baker Street, the Westernmost corner of Lot No. 15; thence, with the Southern line of Lot No. 15 and the Northern edge of Baker Street; S 56-23-41 E 143.75 feet to an existing iron in the Northern edge of Baker Street; thence, continuing with the Northern edge of Baker Street, S 80-16-40 E 32.73 feet to an unmarked point in the centerline of the Norfolk Southern Railroad; thence, continuing with the edge of Baker Street, S 32-57-18 E 349.78 feet to an existing iron at the edge of Baker Street at the point where Baker Street intersects with the Northern edge of Phenix Street; thence, with the Northern edge of Phenix Street, N 83-04-53 E 630.11 feet to an existing iron; thence, continuing with Phenix Street in a Northeasterly direction in the following ten
(10) courses and distances: N 82-27-41 E 25.05 feet to an existing iron; thence, N 78-14-23 E 24.99 feet to an existing iron; thence, N 75-03-11 E 24.98 feet to an existing iron; thence, N 71-26-41 E 24.98 feet to an existing iron; thence N 60-07-55 E 25.01 feet to an iron; thence, N 23-20-23 E 24.94 feet to an existing iron; thence, N 10-48-47 E 25.03 feet to an existing iron; thence, N 06-48-06 E 25.03 to an existing iron; thence, N 02-36-28 E 25.01 feet to an existing iron; thence, N 00-38-04 W 25.02 feet to an existing iron located at the Western edge of Phenix Street at its Northern terminus; thence, with the Northern end of Phenix Street, N 87-36-12 E 50.03 feet to an iron set at the Eastern edge of the Northern terminus of Phenix Street - the Northwest corner of Lot No. 87 as shown in Plat Book 5 at Page 46; thence, with the Northern line of Lot No. 87, N 89-37-49 E 165.78 feet to an existing iron located at the Northeast corner of Lot No. 87; thence, with the Eastern line of Lot No. 87, 88, and 89, S 06-02-50 W 195.75 feet to an existing iron at the corner of Lots No. 91, 92, 93, 94, and 95, S 83-55-17 E 464.98 feet to an iron set at the
Northeast corner of Lot No. 95; thence, N 12-10-36 E 32.72 feet to a right of way monument for U.S. Highway No. 74; thence, with the right of way for said Highway No. 74, the following four (4) courses and distances: N 55-50-44 W
378.32 feet to a right of way monument; thence, N 58-36-47 W 194.18 feet to a right of way monument; thence, N 61-48-47 W 358.38 feet to a right of way monument; thence, N 62-46-53 W 390.01 feet to an unmarked point in the centerline of the Norfolk Southern Railroad.

Parcel No. 2:

Located in Number Four Township, in the City of Kings Mountain, North Carolina, on the West Side of Baker Street, on the East side of Gillespie Street and the South side of Phenix Street and Clinton Drive and being all of Lots Nos. 45 and 46 as shown on a map entitled "PROPERTY OF BURLINGTON MILLS CORPORATION" and recorded in Plat Book 5 at Page 46 of the Cleveland County Registry and being described by metes and bounds as follows:

BEGINNING at an existing iron pin located in the Southern edge of Phenix Street at its intersection with the Western edge of Baker Street which iron pin is also located at the Northeastern corner of Lot 46 as shown on the above-referenced map and running thence, with the Western edge of Baker Street, S 6-53-48 E 90.10 feet to an iron pin set at the Western edge of Baker Street; thence, S 83-06-30 W 115.00 feet to an iron pin set in the Eastern edge of Gillespie Street; thence, with the Eastern edge of Gillespie Street, N 06-53-30 W 202.30 feet to an iron pin set at the Southern edge of Clinton Drive; thence, with the Southern edge of Clinton Drive, N 62-02-30 E 18.31 feet to an iron pin set at the Western edge of Baker Street; thence, with the Western edge of Baker Street, S 32-57-18 E 132.25 feet to an existing iron; thence, N 83-05-12 E
39.80 feet to the point and place of BEGINNING, according to a survey and map by Clyde Fesperman, Registered Surveyor, dated January 13, 1990.

Parcel No. 3:

Located in Number Four Township, in the City of Kings Mountain, North Carolina, on the West side of Gillespie Street and the South side of Clinton Drive and being all of Lots Nos. 35 and 36 as shown on a map entitled "PROPERTY OF BURLINGTON MILLS CORPORATION" recorded in Plat Book 5 at Page 46 of the Cleveland County Registry and being described by metes and bounds as follows:

BEGINNING at an iron pin set in the Southern edge of Clinton Drive at its intersection with the Western edge of Gillespie Street; thence, with the Western edge of Gillespie Street, S 06-53-30 E 211.41 feet to an existing iron pin set in the Western edge of Gillespie Street; thence, S 83-06-30 W 100.00 feet to an existing iron pin located at the common corner of Lot Nos. 44 and 36; thence, with the Eastern line of Lot No. 44, No 06-53-30 W 89.99 feet to an existing iron pin located at a common corner of Lot Nos. 34, 35, 44, and 36; thence, with the Eastern line of Lot No. 34, N 14-51-47 W 85.98 feet to an iron pin set in the Southern edge of Clinton Drive, the Northeast corner of Lot No. 34; thence, with the Southern edge of Clinton Drive, 5-09-11 E 117.65 feet to the point and place of BEGINNING, according to a plat and survey by Clyde Fesperman, Registered Surveyor, dated January 13, 1990.

Parcel No. 4:

Located in Number Four Township, in the City of Kings Mountain, North Carolina and being the lot located on the South side of Battleground Road, on the West side of Baker Street and the North side of Clinton Drive and being bounded on the West by Lot No. 16 as shown in a map entitled "PROPERTY OF BURLINGTON MILLS CORPORATION" recorded in Plat Book 5 at Page 46 and being shown as an unnumbered lot in said map and being described by metes and bounds as follows:

BEGINNING at an existing iron pin located on the South side of Battleground Road, the Northeast corner of Lot No. 16 as shown on said plat and in the right of way of the Norfolk Southern thence with the South side of Battleground Road N. 50-17-45 154.74 feet to an iron pin set on the South side of Battleground Road; thence along the radius found at the intersection of the southern edge of Battleground Road with Western edge of Baker Street an arc distance of 40.02 feet (chord bearing and distance S 81-18-30 E 35.43 feet) to an existing iron pin located in the Western edge of Baker Street; thence, continuing with the Western edge of Baker Street, S 32-57-18 E 94.95 feet to an iron pin set in the Western edge of Baker Street at its intersection with the northern edge of Clinton Drive; thence, with the northern edge of Clinton Drive S 60-52-00 W 169.00 feet to an iron pin set at the Northern edge of Clinton Drive, the Southeast corner of Lot No. 16; thence, with the Eastern edge of Lot No. 16, N 39-45-48 W 89.62 feet to the point and place of BEGINNING, according to a plat and survey by Clyde Fesperman, Registered Surveyor, dated January 13, 1990.


Parcel No. 5:

Located in Number Four Township, in the City of Kings Mountain, North Carolina at the terminus of Chestnut Street and being bounded on the North by Lot Nos. 72, 81 and 80 as shown on a map entitled "PROPERTY OF BURLINGTON HILLS CORPORATION" recorded in Plat Book 5 at Page 46 of the Cleveland County Registry and being described by metes and bounds as follows:

BEGINNING at an existing iron pin located at the Southeast corner of Lot No. 80 of the said Burlington Mill property, as shown in Plat Book 5 at Page 46, said existing iron pin being also at the Western edge of Chestnut Street where it terminates; thence, with the Southern edge of Lot Nos. 80 and 81, N 86-29-19 W
168.18 feet to an existing iron pin located at the Southeast corner of Lot No. 72; thence, with the Southern line of Lot No. 72, N 86-35-18 W 70.65 feet to an iron set at the Southwest corner of Lot No. 72; thence, S 05-55-00 E 213.77 feet to a concrete monument located at or near a branch; thence, N 83-52-21 E
217.17 feet, crossing a concrete monument on line at 210.47 feet, to an unmarked point; thence, N 06-41-28 E 175.06 feet to an unmarked point located in the Eastern edge of Chestnut Street where it terminates; thence, N 86-29-19 W 20.00 feet to the point and place of BEGINNING, containing 1.05 acres, according to a plat and survey by Clyde Fesperman, Registered Surveyor, dated January 13, 1990.


Parcel No. 6:

Located in Number Four Township, in the City of Kings Mountain, North Carolina and being all that triangular-shaped vacant tract lying East of the Eastern right of way line of Cleveland Avenue (having a right of way width of 60 feet), shown as that unnumbered triangular-shaped tract lying East of Cleveland entitled "PROPERTY OF BURLINGTON MILLS CORPORATION" recorded in Plat Book 5 at Page 46 of the Cleveland County Registry and being referred to as "TRACT NO. 7 - CLEVELAND AVENUE TRACT" in the Deed from Burlington Industries, Inc. to Phenix Warehouse Company, Inc., dated October 15, 1984 and recorded in Deed Book 18-R at Page 290 in the Cleveland County Public Registry.

This Parcel is located completely within either the roadbed or the right of way for Highway No. 74 and Grantor includes this Parcel for the intent and purpose of conveying all remaining right, title and interest which the Guarantor may possess in said parcel, if any exists.

This being the same property conveyed to Burlington Industries, Inc., to Phenix Warehouse Company, Inc. by Deed dated October 15, 1984 and recorded in Deed Book 18-R at Page 290 in the Cleveland County Public Registry.